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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. 'SS'1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. 'SS'1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of DSET Corporation.

      DATE: August 14, 2002           By: /s/ Dr. Binay Sugla
                                          --------------------------------------
                                              Dr. Binay Sugla,
                                              Chief Executive Officer

      DATE: August 14, 2002           By: /s/ Bruce M. Crowell
                                          --------------------------------------
                                              Bruce M. Crowell
                                              Vice President and Chief Financial
                                              Officer


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